                                                                      EXHIBIT 32

                         CERTIFICATION OF THE CHAIRMAN
             PURSUANT TO SEC.906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, the Chairman of NYMEX Holdings, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to sec.906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ VINCENT VIOLA
                                            ------------------------------------
                                            Name: Vincent Viola
                                            Title:Chairman

Date: November 14, 2003

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
             PURSUANT TO SEC.906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, the Chief Financial Officer of NYMEX Holdings, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to sec.906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ LEWIS A. RAIBLEY, III
                                            ------------------------------------
                                            Name: Lewis A. Raibley, III
                                            Title:Chief Financial Officer

Date: November 14, 2003